Prospectus Supplement	December 1, 2008

PUTNAM AMT-FREE MUNICIPAL FUND Prospectus dated November 30, 2008

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Dear Shareholder:

Putnam Investment Management, LLC (Putnam Management), the fund’s investment manager, has recommended, and your fund’s board of trustees has approved, the following changes, which are reflected in the accompanying prospectus:

1. The name of the fund is changed from “Putnam AMT-Free Insured Municipal Fund” to “Putnam AMT-Free Municipal Fund” to reflect the change in investment strategies described below.

2. Effective January 30, 2009, the requirements that at least 80% of the fund’s net assets be insured as to payment of principal and interest in the event of default, and that the fund invest mainly in bonds that are rated AAA (or the equivalent), insured and/or escrowed by securities guaranteed by the U.S. government, will be eliminated. The fund will invest in tax-exempt bonds that are investment-grade in quality, provided that no more than 25% of the fund’s net assets may be invested in securities rated below A (or the equivalent) by all agencies rating the security.

The fund’s policy of investing mainly in intermediate to long-term tax exempt bonds and its intention to invest in securities the interest on which is not subject to the alternative minimum tax (AMT) remain unchanged.

Putnam Management recommended these changes because it believes that shareholders will benefit from permitting the fund’s managers to pursue investment opportunities in a broader selection of tax-exempt securities than permitted under the policies which they will replace. As a result of changes in the financial condition of some companies that insure tax-exempt bonds, the number of such companies that qualify as investment-grade has declined, and may decline further. The fund currently must, under normal circumstances, invest at least 80% of its net assets in bonds that are insured as to the payment of principal and interest in the event of a default by insurance companies whose claims paying ability is rated at a level considered equivalent to “investment grade” by at least one of the agencies regularly providing those ratings, provided that no more than 20% of the fund’s assets may be insured by insurance companies whose claims paying ability is rated lower than A (or its equivalent) by all of the agencies regularly providing those ratings.

Accordingly, the fund’s prospectus reflects the changes to the fund’s name and investment policies specified in (1) and (2) above. Please call 1-800-225-1581 if you have any questions about these matters. Thank you for investing in the Putnam Funds.

Sincerely,

John A. Hill
Chairman of the Trustees

PUTNAM INVESTMENTS	254223 11/08